EXHIBIT 10.1.28

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, IS OMITTED AND IS NOTED WITH **. A COPY OF THIS AGREEMENT, INCLUDING ALL INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN EXEMPTION THEREUNDER.

AMERICAN TEAM MANAGERS INSURANCE SERVICES, INC.

Promissory Note

$**	August 16th, 2004
New York, New York

     1. General. AMERICAN TEAM MANAGERS INSURANCE SERVICES, INC., a California C Corporation (the “Company”), for value received, hereby promises to pay to the order of SPECIALTY UNDERWRITERS’ ALLIANCE, INC. (the “Holder”), the principal sum of ** ($**), without interest, in installments as follows: **. For purposes hereof, a “Qualified Equity Offering” shall mean a private equity offering of the capital stock of the Holder or an initial public offering of shares of the Holder pursuant to an effective registration statement under the Securities Act of 1933, as amended, other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor or similar form, in each case in which the proceeds to the Holder are not less than $100,000,000, before deduction of underwriting commissions, placement agent fees or similar charges, and other offering expenses.

** This information is confidential and has been omitted and separately filed with the Securities and Exchange Commission

          This note (the “Note”) is issued by the Company pursuant to that certain Agreement, dated as of August 16th, 2004 (the “Agreement”), between the Company and the Holder with respect to the purchase by the Company from the Holder of shares of the Holder’s Class B Common Stock, par value $.01 per share.

     2. Payment. Payments due hereunder shall be made to the Holder at its address set forth in the Agreement or at such other address as it shall have provided to the Company. In any case where a payment due under this Note shall be due on a date that is not a business day, then the payment thereof shall be made on the next succeeding business day, with the same force and effect as if made on the payment due date. Payments due under this Note shall be payable in lawful money of the United States of America. Each payment under this

Note shall comprise principal and interest at the lowest rate necessary to avoid imputed interest under the Internal Revenue Code of 1986, as amended.

     3. Prepayment. This Note may be prepaid at any time with one (1) business day’s prior written notice to the Holder, without penalty or premium.

     4. Events of Default. Upon the occurrence and during the continuance of any of the following (each, an “Event of Default”), the Holder may declare by notice to the Company any and all obligations of the Company under the Note to be immediately due and payable, and in the case of any Event of Default referred to in clause (c) below, any and all obligations of the Company under the Note shall automatically become due and payable immediately without notice or demand:

          (a) any default in any payment due (whether at stated maturity, by acceleration or otherwise) under the Note, which default continues for a period of three (3) days after the date on which a payment is due under the Note;

          (b) any representation or warranty of the Company in the Securities Purchase Agreement, dated as of May 1, 2004, as amended and restated, by and among the Company and the Holder (the “Purchase Agreement”) shall be untrue or incorrect in any material respect as of the date when made;

          (c) commencement by or against the Company of any case, proceeding or other action under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to the Company, or seeking to adjudicate the Company a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to the Company or any of its debts, or seeking appointment of a receiver, trustee, custodian or other similar official for the Company or any substantial part of its assets, or a general assignment by the Company for the benefit of its creditors, or commencement against the Company of any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of the assets of the Company that results in the entry of an order for any such relief, or the Company’s taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this clause (c), or the Company’s inability, or admitting in writing its inability, to pay its debts as they become due, or generally not paying its debts as they become due; and

          (d) dissolution or liquidation of the business of the Company or suspension of the usual business of the Company for a period of thirty (30) consecutive days.

     5. Unconditional Obligation, Waivers, Other.

          (a) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever.

          (b) No forbearance, indulgence, delay or failure to exercise any right or remedy with respect to this Note shall operate as a waiver, nor as an acquiescence in any default, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any right or remedy.

          (c) The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect amounts called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder or in connection with any right at any and all times that the Holder had or is existing hereunder.

     6. Miscellaneous.

          (a) Amendment and Modification. This Note shall not be changed, modified or amended except pursuant to a written agreement between the parties hereto.

          (b) Severability. If any provision of this Note shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, and this Note shall be construed as if any invalid, illegal or unenforceable provisions had not been contained herein.

          (c) Successors and Assigns. Subject to the restrictions on transfer described in the Purchase Agreement, the rights and obligations of the Company and the Holder of this Note will be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

          (d) Headings. The headings of this Note are for convenience only and shall not control or affect the meaning or construction of any provisions hereof.

          (e) Lost or Stolen Note. If this Note is mutilated, lost, stolen or destroyed, the Company may issue a new Note of like form and maturity to the Holder upon presentment and surrender of the mutilated Note in the case of mutilation, and upon receipt of evidence of loss, theft or destruction and of indemnity in all other cases, each in form satisfactory to the Company.

          (f) Governing Law. This Note and all actions arising out of or in connection with this Note will be governed by and construed in accordance with the laws of the State of New York without reference to its conflicts of laws provisions.

[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

AMERICAN TEAM MANAGERS INSURANCE SERVICES, INC.

By:	/s/ Chris Michaels
Name: Chris Michaels
Title: Chief Executive Officer